Exhibit 10.1
SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (this “Amendment”), dated as of March 5, 2024, is between JPMORGAN CHASE BANK, N.A., having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and/or permitted assigns, “Lender”) and THE ENTITIES IDENTIFIED ON EXHIBIT A ATTACHED HERETO, each having its principal place of business at c/o W. P. Carey Inc., One Manhattan West, 395 9th Avenue, 58th Floor, New York, New York 10001 (each, an “Individual Borrower” and collectively, “Borrower”).

RECITALS

WHEREAS, reference is hereby made to that Loan Agreement, dated as of September 20, 2023, between Lender and Borrower (as amended by that certain Amendment to Loan Agreement, dated as of November 1, 2023, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

WHEREAS, Lender and Borrower desire to amend the Loan Agreement in the manner hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, Lender and Borrower hereby agree as follows:

Section 1.Amendment to the Loan Agreement. Section 7.8.2(a)(iii) of the Loan Agreement is hereby replaced in its entirety with the following::

“(iii)     at Borrower’s option, upon no less than ten (10) Business Days’ prior written notice to Lender, in such proportion as determined by Borrower, (x) to the total Mezzanine PIK Accrued Amount (calculated as of the immediately succeeding Payment Date) and/or (y) to a prepayment of the Loan to be applied towards the next succeeding Mortgage Deleveraging Threshold; provided, that, if Borrower does not timely deliver notice of its election in accordance with this clause (iii), such amount shall be applied to the total Mezzanine PIK Accrued Amount (calculated as of the immediately succeeding Payment Date);”

Section 2.Miscellaneous.

(a)Borrower hereby represents and warrants that (i) Borrower has the power and authority to enter into this Amendment and to perform its obligations under the Loan Agreement as amended hereby, (ii) Borrower has duly authorized the execution and delivery of this Amendment by Borrower and (iii) this Amendment has been duly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)Except as amended by this Amendment, the Loan Agreement shall continue to remain unmodified and in full force and effect. Each of the parties hereto hereby confirms and ratifies its respective obligations pursuant to the Loan Agreement, as amended by this Amendment, and confirms that such obligations shall apply in all respects as amended by this Amendment. References in the Loan Documents to the “Loan Agreement” shall mean the Loan Agreement as amended by this Amendment.

(c)Guarantor hereby (i) approves and consents to this Amendment, (ii) ratifies, confirms, renews and reaffirms all of its obligations under the Loan Documents to which it is a party (the “Guarantor Documents”), and (iii) acknowledges and agrees that its obligations under the Guarantor Documents remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of such documents without impairment.

(d)Guarantor hereby represents and warrants that (i) it has the power and authority to acknowledge this Amendment and (ii) it has duly authorized such acknowledgement.

(e)All paragraph, section, exhibit and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Amendment.

(f)Sections 10.3 (Governing Law) and 10.7 (Trial by Jury) of the Loan Agreement are incorporated herein by this reference for all purposes, with the word “Agreement” being changed to “Amendment” solely for purposes of this incorporation by reference of such provisions into this Amendment.

(g)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for all purposes hereunder. Signatures executed electronically using DocuSign or similar signature software shall be regarded as original signatures for all purposes hereunder.

(h)The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment. In the event of any conflict, ambiguity or inconsistency between the terms of the Loan Agreement or any other Loan Document and the terms of this Amendment, the terms of this Amendment shall control to the extent of such conflict, ambiguity or inconsistency.
(i)The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference as if fully set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

FLOUR POWER (OH) LLC
DRUG (AZ) LLC
500 JEFFERSON TOWER (TX) LLC
AUTOPRO (GA) LLC
MORISEK HOFFMAN (IL) LLC
RRD (IL) LLC
WPC CROWN COLONY (MA) LLC
HNGS AUTO (MI) LLC
HEALTH LANDLORD (MN) LLC
TELEGRAPH (MO) LLC
308 ROUTE 38 LLC
CALL LLC
SPRING FOREST ROAD (NC) LLC
VANDENBURG BLVD (PA) LLC
RUSH IT LLC
JPCENTRE (TX) LLC
AIRLIQ (TX) LLC
601 JEFFERSON TOWER (TX) LLC
ICALL BTS (VA) LLC
OAK CREEK 17 INVESTOR (WI) LLC
ADS2 (CA) LLC
each a Delaware limited liability company

By:	NLO Holding Company LLC, a Delaware limited liability company, sole member

By:	/s/ Mark Foresi
Name: Mark Foresi
Title: Managing Director

MORRISVILLE LANDLORD (NC) LP
a Delaware limited partnership

By:	MORRISVILLE LANDLORD GP (NC) LLC, a Delaware limited liability company, its general partner

By:	NLO Holding Company LLC, a Delaware limited liability company, its sole member

By:	/s/ Mark Foresi
Name: Mark Foresi
Title: Managing Director

GRC-II (TX) LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	GRC-II (TX) LLC, a Delaware limited liability company, its general partner

By:	NLO Holding Company LLC, a Delaware limited liability company, its sole member

By:	/s/ Mark Foresi
Name: Mark Foresi
Title: Managing Director

DEVELOP (TX) LP,
a Delaware limited partnership

By:	POPCORN (TX) LLC, a Delaware limited liability company, its general partner

By:	NLO Holding Company LLC, a Delaware limited liability company, its sole member

By:	/s/ Mark Foresi
Name: Mark Foresi
Title: Managing Director

ROOSEVELT BLVD NORTH (FL) LLC
HM BENEFITS (MI) LLC

6000 NATHAN (MN) LLC
TRUTH (MN) LLC
MEDI (PA) LLC
USO LANDLORD (TX) LLC
STONE OAK 17 (TX) LLC,
each a Delaware limited liability company

By:	NLO MB TRS LLC, a Delaware limited liability company, its sole member

By:	/s/ Mark Foresi
Name: Mark Foresi
Title: Managing Director

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Acknowledged and agreed solely with respect to Section 2(c) and Section 2(d):

GUARANTOR:

NET LEASE OFFICE PROPERTIES, a Maryland real estate investment trust

By:	/s/ Mark Foresi
Name: Mark Foresi
Title: Managing Director